PROVISION FOR LOSSES ON RELATED PARTY TRANSACTIONS	12 Months Ended
Mar. 31, 2025
Provision For Losses On Related Party Transactions
PROVISION FOR LOSSES ON RELATED PARTY TRANSACTIONS

23. PROVISION FOR LOSSES ON RELATED PARTY TRANSACTIONS

Included in provision for losses on related party transactions in the year ended March 31, 2025 $479,808 (in the years ended March 31, 2024 - $1,872,334) are amounts due from companies controlled by key management personnel, Cyberlab LLC (“Cyberlab”), and the Spatial Web Foundation (“SWF”), an entity associated with the Company’s founders.

The related expenses arose primarily from payments made by the Company on behalf of these related parties to third-party vendors.

Cyberlab

The expenses are mostly related to legal defense shared costs incurred in connection with the David Thomson litigation in which both the Company and Cyberlab were joint defendants. Under an internal arrangement, the Company paid for 100% of these legal costs, with the expectation of future reimbursement.

●	Total payments made on behalf of Cyberlab amounted to $263,954 in the year ended March 31, 2025 (in the years ended March 31, 2024 – $954,150). The Company continues to pursue recovery of this amount through anticipated revenue that Cyberlab expects to generate from the commercialization of spatial domain royalties. The receivable from Cyberlab is unsecured, non-interest bearing, and its collection is subject to significant uncertainty.

SWF

The expenses are primarily related to professional services, consulting fees, and costs associated with the development and establishment of spatial web protocols and technical standards, including support for IEEE Standards Organization (“IEEE”) working group initiatives.

●	Total payments made on behalf of SWF totaled $215,854 as of March 31, 2025 (in the years ended March 31, 2024 – $918,184). The Company continues to pursue recovery of this amount through anticipated revenue that SWF expects the Company to receive as the preferred registrar of the special web domains. The receivable from SWF is unsecured, non-interest bearing, and its collection is subject to significant uncertainty.

No significant direct cash transfers were made to the individuals controlling these entities; rather, the amounts represent vendor payments made through the Company’s normal accounts payable processes, with appropriate invoice review and approval by management.

Initially, it was anticipated that the amounts advanced would be repaid through revenues generated by the related parties from future commercial activities. However, management performed a credit risk assessment in accordance with the current expected credit loss. The assessment considered factors such as the financial condition of the related parties, the speculative nature of their anticipated revenues, the aging of the receivables, and the lack of enforceable repayment mechanisms.

Although these amounts are expected to be settled through future service agreements, management performed a credit assessment in accordance with the current expected credit loss (“CECL”) model under ASC 326. Based on this assessment, management determined that there is significant uncertainty regarding the timing and collectability of these receivables. As of March 31, 2025, management concluded that full repayment is not probable within a reasonable timeframe.

The decision to establish a full allowance represents a change in accounting estimate as defined under ASC 250, Accounting Changes and Error Corrections. A change in accounting estimate results from new information or new developments and, in accordance with U.S. GAAP, is accounted for prospectively in the period of change and future periods, if applicable. This treatment does not require restatement of prior periods.

VERSES AI INC. Notes to the Consolidated Financial Statements For the years ended March 31, 2025 and 2024 (Expressed in United States dollars)